                                             Exhibit 24b(CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 16th day of March, 1994.





                                          PAUL G. BUSBY
                                  ---------------------------
                                          Paul G. Busby
                                            Controller




                                              RUTH A. HARNER
Signed and acknowledged in the presence of: -----------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 24th day of March, 1994.





                                        RICHARD P. ANDERSON
                                    --------------------------
                                        Richard P. Anderson
                                             Director




                                             JOANNE KAPNICK
Signed and acknowledged in the presence of: ---------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 21 day of March, 1994.





                                      A. C. BERSTICKER
                                 -----------------------------
                                      Albert C. Bersticker
                                           Director




                                             CAROLYN T. SIEKANIEC
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 21 day of March, 1994.





                                          LEIGH CARTER
                                 -----------------------------
                                          Leigh Carter
                                            Director




                                             JEAN C. BROOKS
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 21 day of March, 1994.





                                      THOMAS A. COMMES
                                 --------------------------
                                      Thomas A. Commes
                                          Director




                                              KATHY SCHIEKE
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 24th day of March, 1994.





                                          WAYNE R. EMBRY
                                 ------------------------------
                                          Wayne R. Embry
                                            Director




                                             JUDITH A. BERGER
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 22 day of March, 1994.





                                             GEORGE H. KAULL
                                     ------------------------------
                                             George H. Kaull
                                                Director





                                              E. LYLE PEPIN
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 18 day of March, 1994.





                                          RICHARD A. MILLER
                                 -----------------------------------
                                          Richard A. Miller
                                             Director




                                              LAVERNE STOKOWSKI
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 21 day of March, 1994.





                                          FRANK E. MOSIER
                                 ---------------------------------
                                          Frank E. Mosier
                                             Director




                                             E. LYLE PEPIN
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 23 day of March, 1994.





                                 SISTER MARY MARTHE REINHARD, SND
                             ----------------------------------------
                                 Sister Mary Marthe Reinhard, SND
                                            Director





                                             PATRICIA TECKMAN
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 29th day of March, 1994.





                                         ROBERT C. SAVAGE
                                 -------------------------------
                                         Robert C. Savage
                                            Director




                                              E. LYLE PEPIN
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 22nd day of March, 1994.





                                         WILLIAM J. WILLIAMS
                                 -----------------------------------
                                         William J. Williams
                                              Director




                                              SARA J. WILLIAMS
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 22nd day of March, 1994.





                                          ROBERT J. FARLING
                                 -----------------------------------
                                          Robert J. Farling
                                   Chairman, President and Chief
                                   Executive Officer and Director



                                             PEGGY KELLY
Signed and acknowledged in the presence of: --------------------------

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------
                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




      The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray
R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Paul G. Busby, Gary
M. Hawkinson, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1993, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

      IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 18th day of March, 1994.





                                         GARY R. LEIDICH
                                 --------------------------------
                                          Gary R. Leidich
                                    Vice President and Chief
                                        Financial Officer



                                             J. T. PERCIO
Signed and acknowledged in the presence of: --------------------------